Exhibit 10.8

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FOURTH AMENDMENT TO THE AMENDED AND RESTATED MANUFACTURING AND SERVICES AGREEMENT

This Fourth Amendment to the Amended and Restated Manufacturing and Services Agreement (the “Fourth Amendment”) is made as of December 16, 2020 (the “Effective Date”) by and between Paratek Pharmaceuticals, Inc., a Delaware corporation with a principal business address at 75 Park Plaza, 4th Floor, Boston, MA 02116 (“Paratek”) and CIPAN- Companhia Industrial Produtora de Antibióticos, S.A., a corporation organized and existing under the laws of Portugal with an address at Rua da Estação, no42, 2600-726 Castanheira do Ribatejo, Portugal (“CIPAN” and together with Paratek, the “Parties”). Capitalized terms used, but not otherwise defined, herein shall have the meanings set forth in the Agreement.

WHEREAS, Paratek and CIPAN are parties to that certain Amended and Restated Manufacturing and Services Agreement, dated April 18, 2018, as amended by the First Amendment, dated as of February 18, 2019, the Second Amendment, dated as of December 20, 2019, and the Third Amendment, dated as of July 28, 2020 (the “Agreement”);

WHEREAS, the Parties now desire to amend the Agreement as set forth in this Fourth Amendment;

NOW THEREFORE, the Parties agree as follows:

1.	Fourth Amendment to the Agreement. The Agreement is amended and modified as follows:
a.	Section 1.1.16 is hereby amended and restated in its entirety as follows:
i.

“CIPAN Technology” means (a) all intellectual property and embodiments thereof, including any Inventions, owned by CIPAN or its Affiliates as of the Original Effective Date that are not Paratek Technology or Joint Technology [***] and (b) the CIPAN Improvements. For clarity, all intellectual property and embodiments thereof, including any Inventions, owned by CIPAN or its Affiliates as of the Original Effective Date [***].

b.	Section 1.1.30 is hereby amended and restated in its entirety as follows:
i.	“Initial Term” means the period commencing on the Original Effective Date and ending on [***].
c.	Section 1.1.42 is hereby amended and restated in its entirety as follows:
i.	[INTENTIONALLY LEFT BLANK].
d.	Section 1.1.54 is hereby amended and restated in its entirety as follows:

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i.	“Paratek Improvement” means any Invention [***].
e.	Section 1.1.65 is hereby amended and restated in its entirety as follows:
i.

“Product” and “Products” have the meaning set forth in the recitals hereto. In addition, “Product” and “Products” will also include any other forms of Omadacycline that are requested by Paratek in writing pursuant to Section 8.1 (any such product, “New Omadacycline Product”).”

f.	Section 1.1.70 is hereby amended and restated in its entirety as follows:
i.	[***]
i.	[***]
ii.	[***]
iii.	[***]
g.	The following new definition shall be added to Section 1.1 in alphabetical order, and the numbering of the respective subsequent definitions shall be updated accordingly:
i.	[***]
ii.	“New Omadacycline Product” has the meaning set forth in Section 1.1.65.
h.	Section 2.1 is hereby amended and restated in its entirety as follows:
i.

Manufacture. CIPAN shall Manufacture and supply Products to Paratek or Paratek’s designee in such quantities and at such times as ordered by Paratek pursuant to the terms of this Agreement, including Section 5.2, in exchange for payment of the applicable Supply Price for such Products. During the Term, CIPAN shall maintain the resources necessary to Manufacture Products pursuant to the terms of this Agreement and shall provide, at its own expense, all Materials and labor necessary to do so.

i.	Section 2.3 is hereby amended and restated in its entirety as follows:
i.	Orders.

2.3.1.  Paratek or a designee of Paratek may submit purchase orders for Products to CIPAN from time to time during the Term and at least [***] prior to the requested date of delivery. Each purchase order shall specify (a) the quantity of each Product ordered for

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delivery; and (b) the delivery date for that order. CIPAN shall Manufacture and supply Products in accordance with this Agreement and each applicable purchase order. Within five (5) Business Days after receiving any purchase order from Paratek, CIPAN shall accept such purchase order in writing if it has been submitted and is otherwise in accordance with the terms and conditions of this Agreement and upon CIPAN’s acceptance of such purchase order, CIPAN shall provide Paratek with a Manufacturing schedule for the Products subject to such purchase order; provided that any failure by CIPAN to reject such a purchase order in the five (5) Business Day period following receipt shall be deemed an acceptance of such Purchase Order by CIPAN. Notwithstanding the foregoing, with respect to any of the [***] in the then most recent Firm Forecast Period, CIPAN may reject, by written notice to Paratek, any portion of any purchase order to the extent that fulfilling the entirety of such purchase order would cause the aggregate number of units of a Product supplied by CIPAN during such month to exceed [***] of the units of such Product forecast for such month in the applicable Rolling Forecast; provided, however, that CIPAN will use its reasonable efforts to, but shall not be obligated to, supply such Product in excess of such [***] quantity.

2.3.2.  Paratek may cancel any firm purchase order at any time as long as any cancellation of a purchase order placed for Product within the Firm Forecast Period for such Product occurs no later than [***] prior to the delivery date for such purchase order. If, at the time of Paratek’s cancellation of a firm purchase order:

(i)the Minocycline being used to fulfill such firm purchase order has been converted to 1020 Intermediate meeting the Specifications, Paratek will pay CIPAN [***] under such firm purchase order;

(ii)the 1020 Intermediate meeting the Specifications being used to fulfill such firm purchase order has been converted to 1040 Intermediate meeting the Specifications, Paratek will pay CIPAN [***] under such firm purchase order;

(iii)the 1040 Intermediate meeting the Specifications being used to fulfill such firm purchase order has been converted to Crude Omadacycline (Product), Paratek will pay CIPAN [***] under such firm purchase order; or

(iv)the Product for such firm purchase order has been approved for release by CIPAN’s quality assurance group in accordance with the Quality Agreement, Paratek will pay CIPAN [***] under such purchase order.

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For the avoidance of doubt, in no event shall Paratek be responsible for paying CIPAN more than the Supply Price under any cancelled purchase order.

j.	Section 5.2 is hereby amended and restated in its entirety as follows:
i.

New Facility Area Requirements. CIPAN shall complete the renovation of the New Facility Area as soon as practicable, but in no event later than [***], at which time (i) the New Facility Area shall be able to produce, on an annual basis, at least [***] of Crude Omadacycline (or the equivalent capacity of any New Omadacycline Product), (ii) the Original Facility shall have the capacity to produce, on an annual basis, at least [***] of Minocycline and (iii) shall have completed Operational Qualification and the Validation Activities. Without restricting any other right of Paratek hereunder, [***]. For clarity, any breach of this Section 5.2 by CIPAN shall be deemed a breach of CIPAN’s material obligations under this Agreement.

k.	Section 6.4.1 is hereby amended and restated in its entirety as follows:
i.	[***]
l.	The following provision is hereby added as the new Section 6.5:
i.

Use of New Facility Area for [***]. The Parties agree that CIPAN may use the New Facility Area to manufacture [***]; provided that (a) CIPAN has capacity for such manufacturing activities after fulfilling Paratek’s demand as estimated in the Rolling Forecasts and the Long Range Forecast, (b) Paratek has provided its prior written consent to such manufacturing activities, and (c) CIPAN reduces the Supply Price for each kilogram of Crude Omadacycline invoiced to Paratek by [***]. For purposes of determining whether CIPAN has capacity, the Parties agree that [***]. The [***] will apply starting in the [***] is produced in the New Facility Area and will continue until [***].

m.	The following sentence is hereby added to the end of Section 8.1:
i.

If Paratek elects to add any New Omadacycline Product as a Product under this Agreement, then Paratek will provide CIPAN written notice of the form of Omadacycline to be added as a Product. Promptly upon CIPAN’s receipt of such written notice, the Parties will negotiate in good faith the Supply Price for such New Omadacycline Product and will amend Exhibit A to include such pricing terms.

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n.	Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached to this Amendment.
2.

General Provisions. Unless specifically modified or changed by the terms of the Fourth Amendment, all terms and conditions of the Agreement and the Quality Agreement, between the Parties, dated as of November 2, 2016 (as may be amended from time to time, “Quality Agreement”) shall remain in full force and effect and shall apply fully as described and set forth in the Agreement and Quality Agreement, respectively. In the event of any express conflict or inconsistency between the Fourth Amendment, on one hand, and the Agreement or Quality Agreement on the other hand, the terms and conditions of the Fourth Amendment shall control. This Fourth Amendment, the Quality Agreement and the Agreement constitute the entire understanding among the parties regarding subject matters contained therein and herein and supersede all prior negotiations, commitments, agreements and understandings among them on such subject matters. This Fourth Amendment may be executed in any number of counterparts, either by original or facsimile counterpart, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. This Fourth Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the law of the [***], without regard to the conflict of laws principles thereof.

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IN WITNESS WHEREOF, each Party has caused this Fourth Amendment to be executed by its duly authorized representatives as of the Effective Date.

PARATEK PHARMACEUTICALS, INC.
By:	/s/ Jason Burdette
Name:	Jason Burdette
Title:	SVP, Technical Operations

CIPAN COMPANHIA INDUSTRIAL PRODUTORA DE ANTIBIÓTICOS, S.A.
By:	/s/ Daniel Rivero
Name:	Daniel Rivero
Title:	Industrial Director

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EXHIBIT A

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